================================================================================

                                        [GRAPHIC]



[GRAPHIC]                               Smith Barney
                                        Appreciation
                                        Fund Inc.

                                        -------------
                                        ANNUAL REPORT
                                        -------------

                                        December 31, 1997


                                [LOGO]  Smith Barney Mutual Funds
                                        Investing for your future.
                                        Every day.(sm)

================================================================================

Smith Barney
Appreciation Fund Inc.
================================================================================

The Smith Barney Appreciation Fund Inc. ("Fund") is for investors who want long-term appreciation of capital through investments primarily in equity securities. It invests primarily in blue chip companies dominant in their industries that offer possible appreciation opportunities. The Fund may hold issues traded over-the-counter as well as those listed on one or more national exchanges and may make investments in foreign securities, though management intends to limit such investments to 10% of the Fund's assets. The Fund may also hold securities of companies with prospects of sustained earnings growth and/or companies with a cyclical earnings record if deemed attractive.


Smith Barney Appreciation Fund Inc.'s
Average Annual Total Returns Ended
December 31, 1997

                                                  Without Sales Charge*
                                         ---------------------------------------
                                         Class A         Class B         Class C
================================================================================
One-Year                                  26.29%          25.31%          25.31%
--------------------------------------------------------------------------------
Five-Year                                 15.87           14.99             N/A
--------------------------------------------------------------------------------
Ten-Year                                  15.23             N/A             N/A
--------------------------------------------------------------------------------
Since Inception+                          12.56           15.23           14.61
================================================================================
                                                   With Sales Charge**
                                         ---------------------------------------
                                         Class A         Class B         Class C
================================================================================
One-Year                                  19.95%          20.31%          24.31%
--------------------------------------------------------------------------------
Five-Year                                 14.69           14.88             N/A
--------------------------------------------------------------------------------
Ten-Year                                  14.64             N/A             N/A
--------------------------------------------------------------------------------
Since Inception+                          12.36           15.23           14.61
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Inception dates for Class A, B and C shares are March 10, 1970, November 6, 1992 and February 4, 1993, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

The core of the equity portion of the Fund's portfolio consists of high-quality growth stocks with dominant market positions, global franchises, seasoned and respected management teams and excellent balance sheets.

================================================================================
NASDAQ SYMBOL
================================================================================
           Class A                      SHAPX
           Class B                      SAPBX
           Class C                      SAPCX
================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter ........................................................    1
An Interview with Portfolio Manager
Harry D. Cohen ............................................................    3
Historical Performance ....................................................    5
Schedule of Investments ...................................................   10
Statement of Assets and Liabilities .......................................   14
Statement of Operations ...................................................   15
Statements of Changes in Net Assets .......................................   16
Notes to Financial Statements .............................................   17
Financial Highlights ......................................................   21
Tax Information ...........................................................   24
Independent Auditor's Report ..............................................   25

================================================================================
Shareholder Letter
================================================================================

[PHOTO]                                [PHOTO]

HEATH B.                               HARRY D.
MCLENDON                               COHEN

Chairman                               Vice President and
                                       Investment Officer


Fellow Shareholder:

We are pleased to provide the annual report for the Smith Barney Appreciation Fund Inc. ("Fund") for the year ended December 31, 1997. For your convenience, we have summarized the Fund's investment strategy during this time and discussed some of the Fund's holdings in greater detail. A more comprehensive summary of performance and current holdings can be found in the appropriate sections that follow.

Performance Update

For the year ended December 31, 1997, the Fund's Class A shares posted a total return of 26.29% without sales charge, due to an outstanding first quarter relative to the S&P 500 and a strong absolute return in the second half of the year. However, the Fund's return trailed the S&P 500, which gained 33.35% during the period. We continue to abide by our long-standing investment philosophy of providing investors with a combination of upside potential coupled with some downside protection. Therefore, while the holding of some cash reserves and the sale of highly valued stocks may have restrained the Fund's returns in the short run, we continue to view these actions as appropriate given current market conditions where high valuations are exceeded only by high expectations.

The stock market continued its terrific climb in 1997. Large inflows of money into mutual funds by domestic and international investors, strong corporate profits and declining inflation produced another year of outsized returns. However, investors found many potholes along the way, particularly the Asian jolt. As might be expected in a stock market that has climbed relentlessly for a while, buyers have been attracted whose conviction levels are not strong. Many stocks are priced with investor expectations that they will continue their current growth rates. As a result, any minor disappointment reported by a company can result in an exaggerated and painful stock price decline.

Investment Strategy

The core of the equity portion of the Fund's portfolio consists of high-quality growth stocks with dominant market positions, global franchises, seasoned and respected management teams and excellent balance sheets. Because of their steadiness, these high-quality growth stocks can be comforting in periods of market excesses and their long term consistent growth in earnings is ultimately translated into higher dividends and stock prices. Around this core, we continue to look for special situations such as restructuring candidates or undervalued companies that are more dependent on economic cycles.

The Fund's top-ten holdings have changed slightly. Allstate, a leading provider of auto and home insurance, which we highlighted in last year's report, remains the Fund's single-largest holding. The company continues to run its business for the benefit of shareholders. Another industry, which has been well represented in the Fund for some time, is pharmaceuticals. Strong volume growth driven by new products made these companies significant contributors to overall returns in 1997. Johnson & Johnson, Bristol-Myers Squibb Co. and Merck remain top-ten holdings of the fund. Unilever NV, a Dutch global consumer



--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            1
products company, is the only new entrant to the Fund's top ten. Under the leadership of a new CEO, the company is divesting low return businesses, expanding in developing markets, and investing for future growth. Energy stocks such as Mobil and Amoco, which we also highlighted last year, remain top holdings. Their higher-than-market dividends, together with an emphasis on earning adequate returns on capital, make them desirable holdings in a more uncertain market environment.

Our biggest disappointment in the last year was Eastman Kodak, where despite a huge restructuring, the company is facing heavy competition in its core film business, while investing heavily for future growth in digital products. Fortunately, we were able to reduce our position at higher levels as the company began to experience problems. A large sale of stock by the CEO last spring alerted us to the possibility of more severe problems.

Market Outlook

While the stock market continues to discount a near perfect economic environment, we think there are some cracks appearing in the foundation that may warrant a more conservative posture. Our largest concern is that valuation levels are at or near record levels. While it is virtually impossible to time when valuations will peak, we do believe that high levels signify a greater level of market risk. Second, in our view, corporate profit expectations for 1998 are too high and will be adjusted downward. The U.S. economy is slowing due to high consumer debt levels and the Asian crisis. On a more positive note, interest rates should continue to trend lower as inflation remains dormant due to productivity gains along with worldwide competition and excess capacity. The key issue, it seems to us, is whether earnings disappointment occur, which seems likely, and if lower interest rates can offset these shortfalls. We expect 1998 to be a very interesting and volatile year, with lots of opportunities in both directions.

Thank you for investing in the Smith Barney Appreciation Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                  /s/ Harry D. Cohen

Heath B. McLendon                      Harry D. Cohen
Chairman                               Vice President and
                                       Investment Officer


January 21, 1998

================================================================================
Top Ten Holdings*                                        As of December 31, 1997
================================================================================
 1.  Allstate Corp.                                                         4.9%
--------------------------------------------------------------------------------
 2.  General Electric Co.                                                   2.7
--------------------------------------------------------------------------------
 3.  Johnson & Johnson                                                      2.7
--------------------------------------------------------------------------------
 4.  Bristol-Meyers Squibb Co.                                              2.4
--------------------------------------------------------------------------------
 5.  Mobil Corp.                                                            2.3
--------------------------------------------------------------------------------
 6.  Xerox Corp.                                                            2.2
--------------------------------------------------------------------------------
 7.  E.I. du Pont De Nemours & Co.                                          2.0
--------------------------------------------------------------------------------
 8.  Unilever NV                                                            2.0
--------------------------------------------------------------------------------
 9.  Minnesota Mining & Manufacturing Co.                                   1.9
--------------------------------------------------------------------------------
10.  Amoco Corp.                                                            1.8
--------------------------------------------------------------------------------

*    As a percentage of common stocks.


--------------------------------------------------------------------------------
2                                             1997 Annual Report to Shareholders

================================================================================
An Interview with Portfolio Manager Harry D. Cohen
================================================================================

Harry "Hersh" Cohen, Portfolio Manager of the Smith Barney Appreciation Fund, recently spoke with us and shared some of his thoughts about recent events in the market and his investment style. Mr. Cohen has been a manager of the Smith Barney Appreciation Fund since January 1979 and has been with Smith Barney and its predecessor firm since 1969. He received a B.A. degree from Case Western Reserve University and a Ph.D. in Psychology from Tufts University.

How has Asia's financial and currency crisis affected the Fund or how you manage money?

Hersh: It has affected the Fund only to the extent it has affected the overall market. We have a lot of multinational companies in the Fund and there are some concerns about how the Asian fallout will affect profits for some of these companies. For example, one of our largest holdings, 3M, was punished after it reported earnings that were a little less than had been expected, partly because of a slowdown in Asia. In my opinion, this market is priced for perfection and treats any disappointment harshly. On a long-term basis, we prefer to own the great multi-nationals whose managments have proven their ability to handle all kinds of problems and opportunities.

Overall, we are suffering the effects that anyone would suffer from owning a diversified portfolio of stocks and having something come along to upset the apple cart. But I think that the bigger impact has been to lead investors and money managers who thought that nothing could go wrong to realize that something could go wrong.

We can almost certainly expect greater volatility in the stock market in the coming months. What measures are you taking to minimize volatility in the Fund's portfolio?

Hersh: I don't like volatility. I've always tried to minimize it. But it is inherent in this business that there will always be some volatility; and yes, Asia's financial and currency woes are creating even more volatility.

For most of the year, I thought the market was being richly appraised and as a result, I have accumulated relatively large cash reserves. As stocks have reached or exceeded our target levels, I have peeled back on some stocks. This strategy is typical of the Appreciation Fund. When times are tough and there is a lot of volatility, we will tend to do better than many other managers at diminishing that volatility. Not that you can ever eliminate volatility, but we like to keep it lower than average.

Do you feel that this strategy paid off in light of the market turmoil that struck in the fall?

Hersh: The final word might not have been written yet but I certainly think it helped in this current market. I'm having trouble finding a lot great values to buy and when I get in that situation I keep some cash reserves for when good values do come along. Now, if this market continues to react negatively to problems in Asia, which I'm not sure it will, stocks could come into price levels that I'm comfortable with.

How have low interest rates affected the Fund's performance?

Hersh: Again, the recent bond rally has affected the Fund to the extent that uncertainty in the market has shifted investor attention away from stocks in favor of bonds. We have been very bullish on the long bond for the past couple of years. When the 30-year U.S. Treasury bond was yielding 6.50% in the third quarter of 1997, I wrote that we should expect a fast rally in the bond market that will help keep the stock market afloat as interest rates come down. Moreover, this rally would attract momentum players to the bond market who would then help take interest rates to 5.75% faster than a blink of the eye. This is exactly what has happened. Although you can never underestimate how far momentum is going to carry you, I believe the best news for the bond market is behind us.



--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            3

But that said, there is an interesting effect occurring in the financial markets. For the first time in a long time, stocks and bonds seemed to have decoupled. For many years, if the bond market rallied (that is if interest rates fell) then stocks would go up. What we have seen in the last several months is that bond yields have declined but stocks have not gone up. I think the primary reason is that there is a fear of weaker corporate earnings because of lower demand in the Pacific Rim.

You mentioned the decoupling of the stock and bond markets. Some market observers have remarked that the present disinflationary environment could evolve into global deflation. Do you see that possibility developing?

Hersh: A little bit of deflation wouldn't be terrible. When people think of deflation and all of its ills, what they are really thinking of is the Great Depression. We're not going to have that. There are too many safeguards in place to prevent a collapse on that scale. If there was going to be a depression, then it would have happened in 1990 if the government had let the banks go when they were having their problems. Under that scenario, you would have seen a real deflation. I don't see global deflation developing into a major threat to U.S. markets.

Have you been able to identify new opportunities in the current market weakness?

Hersh: I'm looking for stocks to buy. But I really want a big edge and all we've been getting so far is a little edge. So I've taken money off the table on some stocks that have been performing strongly and tried to redeploy some of those assets into stocks that have been weak. At year end I'm always looking for good companies that have been beaten down in price. For example, we added to our natural gas holdings, an industry that was negatively impacted in the second half of last year. We also put a little money in energy service stocks, another group that has suffered in the recent downturn. Overall, however, I don't think price levels have fallen far enough for us to make substantial purchases just yet.

Given all the global financial instability, how do you plan to manage risk over the coming months?

Hersh: The same way I've been doing it -- which is just being careful about the prices I pay for things. When you buy stocks properly, it really makes your life easier. If you don't pay too much for a stock, then the stock is less vulnerable to negative news. Before the correction, if you bought recklessly, simply following the trend up and buying after the stock had a big rise, then you are very likely holding a loss right now with a decision to make.

I really try to buy at the appropriate time and that usually minimizes the volatility and makes managing money that much simpler. The real risk is when investors chase stocks just because they're up and they feel they have to own them. We're very careful about how we buy stocks. We prefer solid companies on sound financial footing but with an interesting story and unrecognized value in its share price.

Hersh, thanks for spending some time with us.


--------------------------------------------------------------------------------
4                                             1997 Annual Report to Shareholders

====================================================================================================================================

Historical Performance -- Class A Shares
====================================================================================================================================


                                                     Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
====================================================================================================================================

12/31/97                                           $12.85           $13.92            $0.20             $2.09           26.29%
------------------------------------------------------------------------------------------------------------------------------------

12/31/96                                            11.90            12.85             0.19              1.14           19.25
------------------------------------------------------------------------------------------------------------------------------------

12/31/95                                            10.15            11.90             0.20              1.00           29.26
------------------------------------------------------------------------------------------------------------------------------------

12/31/94                                            11.01            10.15             0.18              0.60           (0.77)
------------------------------------------------------------------------------------------------------------------------------------

12/31/93                                            10.66            11.01             0.16              0.36            8.13
------------------------------------------------------------------------------------------------------------------------------------

12/31/92                                            10.26            10.66             0.15              0.09            6.29
------------------------------------------------------------------------------------------------------------------------------------

12/31/91                                             8.30            10.26             0.20              0.07           26.94
------------------------------------------------------------------------------------------------------------------------------------

12/31/90                                             8.66             8.30             0.25              0.08           (0.27)
------------------------------------------------------------------------------------------------------------------------------------

12/31/89                                             7.04             8.66             0.24              0.22           29.55
------------------------------------------------------------------------------------------------------------------------------------

12/31/88                                             6.49             7.04             0.19              0.13           13.45
====================================================================================================================================

  Total                                                                               $1.96             $5.78
====================================================================================================================================


====================================================================================================================================

Historical Performance -- Class B Shares
====================================================================================================================================


                                                     Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
====================================================================================================================================

12/31/97                                           $12.81           $13.88            $0.06             $2.09           25.31%
------------------------------------------------------------------------------------------------------------------------------------

12/31/96                                            11.88            12.81             0.09              1.14           18.29
------------------------------------------------------------------------------------------------------------------------------------

12/31/95                                            10.14            11.88             0.11              1.00           28.29
------------------------------------------------------------------------------------------------------------------------------------

12/31/94                                            11.00            10.14             0.10              0.60           (1.53)
------------------------------------------------------------------------------------------------------------------------------------

12/31/93                                            10.65            11.00             0.08              0.36            7.38
------------------------------------------------------------------------------------------------------------------------------------

Inception*-- 12/31/92                               10.55            10.65             0.16              0.09            3.28+
====================================================================================================================================

  Total                                                                               $0.60             $5.28
====================================================================================================================================


====================================================================================================================================

Historical Performance -- Class C Shares
====================================================================================================================================


                                                     Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
====================================================================================================================================

12/31/97                                           $12.81           $13.88            $0.06             $2.09           25.31%
------------------------------------------------------------------------------------------------------------------------------------

12/31/96                                            11.88            12.81             0.10              1.14           18.34
------------------------------------------------------------------------------------------------------------------------------------

12/31/95                                            10.14            11.88             0.11              1.00           28.29
------------------------------------------------------------------------------------------------------------------------------------

12/31/94                                            11.00            10.14             0.11              0.60           (1.41)
------------------------------------------------------------------------------------------------------------------------------------

Inception*-- 12/31/93                               10.99            11.00             0.08              0.36            4.09+
====================================================================================================================================

  Total                                                                               $0.46             $5.19
====================================================================================================================================



--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            5

====================================================================================================================================

Historical Performance -- Class Y Shares
====================================================================================================================================


                                                     Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
====================================================================================================================================

12/31/97                                           $12.86           $13.93            $0.25             $2.09          26.70%
------------------------------------------------------------------------------------------------------------------------------------

Inception*--12/31/96                                12.10            12.86             0.22              1.14          17.65+
====================================================================================================================================

  Total                                                                               $0.47             $3.23
====================================================================================================================================


====================================================================================================================================

Historical Performance -- Class Z Shares
====================================================================================================================================


                                                     Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
====================================================================================================================================

12/31/97                                           $12.87           $13.94            $0.26             $2.09          26.72%
------------------------------------------------------------------------------------------------------------------------------------

12/31/96                                            11.91            12.87             0.23              1.14           19.66
------------------------------------------------------------------------------------------------------------------------------------

12/31/95                                            10.16            11.91             0.23              1.00           29.52
------------------------------------------------------------------------------------------------------------------------------------

12/31/94                                            11.02            10.16             0.22              0.60           (0.41)
------------------------------------------------------------------------------------------------------------------------------------

12/31/93                                            10.66            11.02             0.18              0.36            8.47
------------------------------------------------------------------------------------------------------------------------------------

Inception*-- 12/31/92                               10.55            10.66             0.16              0.09           3.38+
====================================================================================================================================

  Total                                                                               $1.28             $5.28
====================================================================================================================================


IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

====================================================================================================================================

Average Annual Total Return
====================================================================================================================================


                                                                             Without Sales Charge(1)
                                                  -----------------------------------------------------------------------------

                                                  Class A          Class B           Class C           Class Y          Class Z
====================================================================================================================================

Year Ended 12/31/97                                26.29%           25.31%            25.31%            26.70%           26.72%
------------------------------------------------------------------------------------------------------------------------------------

Five Years Ended 12/31/97                          15.87            14.99               N/A               N/A            16.23
------------------------------------------------------------------------------------------------------------------------------------

Ten Years Ended 12/31/97                           15.23              N/A               N/A               N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 12/31/97                        12.56            15.23             14.61             23.10            16.46
====================================================================================================================================

                                                                              With Sales Charge(2)
                                                  -----------------------------------------------------------------------------

                                                  Class A          Class B           Class C           Class Y          Class Z
====================================================================================================================================

Year Ended 12/31/97                                19.95%           20.31%            24.31%            26.70%           26.72%
------------------------------------------------------------------------------------------------------------------------------------

Five Years Ended 12/31/97                          14.69            14.88               N/A               N/A            16.23
------------------------------------------------------------------------------------------------------------------------------------

Ten Years Ended 12/31/97                           14.64              N/A               N/A               N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 12/31/97                        12.36            15.23             14.61             23.10            16.46
====================================================================================================================================



--------------------------------------------------------------------------------
6                                             1997 Annual Report to Shareholders

================================================================================
Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (12/31/87 through 12/31/97)                              312.79%
--------------------------------------------------------------------------------
Class A (Inception* through 12/31/97)                          2,592.69
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/97)                            107.66
--------------------------------------------------------------------------------
Class C (Inception* through 12/31/97)                             95.23
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/97)                             49.06
--------------------------------------------------------------------------------
Class Z (Inception* through 12/31/97)                            119.33
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* The inception dates for Class A, B, C, Y and Z shares are March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and November 6, 1992, respectively.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            7

     Smith Barney
     Appreciation Fund Inc.

     Growth of $10,000 invested in Class A Shares of the Smith Barney Appreciation Fund Inc.
     vs. the Standard & Poor's 500 Stock Index*
     (unaudited)

     March 10, 1970 - December 31, 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


PLOT POINTS

                   SMITH BARNEY
                   APPRECIATION
   DATE              FUND INC.             S&P 500 INDEX
----------------------------------------------------------

 3/10/70                9,503                   10,000
  6/70                                           8,233
 12/70                 10,995                   10,629
  6/71                                          11,678
 12,71                 12,840                   12,148
  6/72                                          12,933
 12/72                 12,722                   14,457
  6/73                                          12,956
 12/73                  9,164                   12,333
  6/74                                          11,079
 12,74                  6,902                    9,069
  6/75                                          12,864
 12/75                  8,196                   12,445
  6/76                                          14,662
 12/76                  9,875                   15,423
  6/77                                          14,747
 12/77                  9,519                   14,320
  6/78                                          14,772
 12/78                 11,577                   15,261
  6/79                                          16,789
 12/79                 16,786                   18,098
  6/80                                          19,693
 12/80                 22,781                   23,980
  6/81                                          23,752
 12/81                 23,207                   22,800
  6/82                                          21,015
 12/82                 28,710                   27,712
  6/83                                          33,872
 12/83                 35,309                   33,964
  6/84                                          32,299
 12/84                 35,957                   36,095
  6/85                                          42,299
 12/85                 48,332                   47,544
  6/86                                          57,448
 12/86                 57,915                   56,420
  6/87                                          71,901
 12/87                 61,986                   59,383
  6/88                                          66,925
 12/88                 70,270                   69,220
  6/89                                          80,656
 12/89                 91,035                   91,117
  6/90                                          93,923
 12/90                 90,792                   88,288
  6/91                                         100,851
 12/91                115,250                  115,131
  6/92                                         107,418
 12/92                122,499                  116,376
  6/93                                         122,032
 12/93                132,462                  128,073
  6/94                                         123,744
 12/94                131,442                  129,758
  6/95                                         155,956
 12/95                169,895                  178,460
  6/96                                         196,467
 12/96                202,803                  219,414
  6/97                236,501                  264,614
12/31/97              255,872                  292,610

NOTE:  PLEASE USE HIGHLIGHTED ROWS ONLY.

* Hypothetical illustration of $10,000 invested in Class A shares on March 10, 1970, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1997. The Standard & Poor's 500 Index ("S&P 500 Index") is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the -counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this


--------------------------------------------------------------------------------
8                                             1997 Annual Report to Shareholders

For more than twenty-five years and through all market cycles, the Smith Barney Appreciation Fund has delivered consistent long-term growth.

--------------------------------------------------------------
       Average Annual Total Return of
   the Smith Barney Appreciation Fund vs.
the S&P 500 Index Since Cohen Became Manager
          (Since January 31, 1979)

SB Appreciation Fund
  (Class A Shares)             S&P 500 Index
      17.53%**                    17.02%
--------------------------------------------------------------

        [CONTINUATION OF LINE CHART FROM PAGE 8 IN THE PRINTED MATERIAL.]



     chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.
** Please note that this figure assumes reinvestment of all dividends and capital gains distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares, which would have reduced the Fund's performance.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                            9

====================================================================================================================================

Schedule of Investments                                                                                            December 31, 1997

====================================================================================================================================


            SHARES                                                 SECURITY                                             VALUE
====================================================================================================================================

COMMON STOCK -- 83.0%

Aerospace -- 1.1%
            375,000        Boeing Co.                                                                                $ 18,351,563
            300,000        Lockheed Martin Corp.+                                                                      29,550,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       47,901,563
------------------------------------------------------------------------------------------------------------------------------------

Airlines -- 0.9%
            300,000        AMR Corp.++                                                                                 38,550,000
------------------------------------------------------------------------------------------------------------------------------------

Auto - Parts & Accessories -- 0.6%
            400,000        Goodyear Tire & Rubber Co.                                                                  25,450,000
------------------------------------------------------------------------------------------------------------------------------------

Automobile -- 1.8%
            500,000        Chrysler Corp.                                                                              17,593,750
          1,000,000        General Motors Corp.                                                                        60,625,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       78,218,750
------------------------------------------------------------------------------------------------------------------------------------

Banking -- 3.8%
            350,000        Barnett Banks, Inc.                                                                         25,156,250
            475,000        Chase Manhattan Bank Corp.                                                                  52,012,500
            375,000        First Virginia Banks, Inc.+                                                                 19,382,812
            300,000        National City Corp.+                                                                        19,725,000
            130,000        Wells Fargo & Co.                                                                           44,126,876
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      160,403,438
------------------------------------------------------------------------------------------------------------------------------------

Beverage, Food and Tobacco -- 3.0%
            348,100        Best Foods+                                                                                 34,913,342
            600,000        Conagra, Inc.                                                                               19,687,500
            900,000        McDonald's Corp.                                                                            42,975,000
            200,000        Pepsico Inc.                                                                                 7,287,500
            225,000        Ralston-Purina Group                                                                        20,910,937
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      125,774,279
------------------------------------------------------------------------------------------------------------------------------------

Broadcasting -- 0.2%
            375,000        Scandinavian Broadcasting Systems+++                                                         9,187,500
------------------------------------------------------------------------------------------------------------------------------------

Chemicals -- 3.9%
            450,000        Dow Chemical Corp.                                                                          45,675,000
          1,150,000        E.I. du Pont De Nemours & Co.+                                                              69,071,875
            900,000        Olin Corp.+                                                                                 42,187,500
            200,000        Raychem Corp.                                                                                8,612,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      165,546,875
------------------------------------------------------------------------------------------------------------------------------------

Consumer Products -- 5.1%
            300,000        American Greeting Co., Class A Shares                                                       11,737,500
            300,000        Dal Tile International, Inc.++                                                               3,675,000
            250,000        Eastman Kodak Co.+                                                                          15,203,125
            150,000        Gillette Co.+                                                                               15,065,625
            875,000        Kimberly-Clark Corp.                                                                        43,148,437
            700,000        Newell Co.+                                                                                 29,750,000
            330,000        Procter & Gamble Co.+                                                                       26,338,125
            100,000        Stanley Works                                                                                4,718,750
          1,110,000        Unilever NV+                                                                                69,305,625
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      218,942,187
------------------------------------------------------------------------------------------------------------------------------------



                     See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1997 Annual Report to Shareholders

====================================================================================================================================

Schedule of Investments (continued)                                                                                December 31, 1997

====================================================================================================================================


            SHARES                                                 SECURITY                                             VALUE
====================================================================================================================================

Diversified/Conglomerate -- 6.6%
          1,200,000        Allied Signal, Inc.+                                                                      $ 46,725,000
          1,300,000        General Electric Co.                                                                        95,387,500
            350,000        Hilton Hotels Corp.                                                                         10,412,500
            540,000        Host Marriott Services Corp.++                                                               8,032,500
            800,000        Minnesota Mining & Manufacturing Co.+                                                       65,650,000
            500,000        Republic Industries Inc.++                                                                  11,656,250
            900,000        Tyco International Ltd.+                                                                    40,556,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      278,420,000
------------------------------------------------------------------------------------------------------------------------------------

Electrical Equipment -- 1.9%
            400,000        Emerson Electric Co.                                                                        22,575,000
            500,000        Honeywell, Inc.+                                                                            34,250,000
            500,000        Johnson Controls, Inc.                                                                      23,875,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       80,700,000
------------------------------------------------------------------------------------------------------------------------------------

Entertainment & Leisure -- 1.9%
            100,000        Dick Clark Productions, Inc.++                                                               1,475,000
            300,000        Time-Warner, Inc.+                                                                          18,600,000
            600,000        Walt Disney Co.                                                                             59,437,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       79,512,500
------------------------------------------------------------------------------------------------------------------------------------

Financial Services -- 4.8%
            500,000        American Express Co.                                                                        44,625,000
            506,400        Associated First Capital+                                                                   36,017,700
          1,050,000        Fannie Mae                                                                                  59,915,625
            500,000        Household International                                                                     63,781,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      204,339,575
------------------------------------------------------------------------------------------------------------------------------------

Health Care/Drugs/Hospital Supplies -- 9.0%
            700,000        Abbott Laboratories, Inc.+                                                                  45,893,750
            500,000        American Home Products Corp.                                                                38,250,000
            900,000        Bristol-Myers Squibb Co.+                                                                   85,162,500
            600,000        Chiron Corp.++                                                                              10,200,000
          1,450,000        Johnson & Johnson+                                                                          95,518,750
            600,000        Merck and Co., Inc.                                                                         63,750,000
            375,000        Novartis Inc., ADR+                                                                         30,445,313
            175,000        Pfizer, Inc.                                                                                13,048,437
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      382,268,750
------------------------------------------------------------------------------------------------------------------------------------

Insurance -- 10.0%
          1,900,000        Allstate Corp.+                                                                            172,662,500
            575,000        American International Group, Inc.                                                          62,531,250
            700,000        Chubb Corp.                                                                                 52,937,500
            170,000        CNA Financial Corp.++                                                                       21,717,500
             25,000        ESG RE Ltd.++                                                                                  587,500
            255,000        General RE Corp.                                                                            54,060,000
            600,000        Leucadia National Corp.                                                                     20,700,000
            475,000        St. Paul Cos.                                                                               38,979,688
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      424,175,938
------------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           11

====================================================================================================================================

Schedule of Investments (continued)                                                                                December 31, 1997

====================================================================================================================================


            SHARES                                                 SECURITY                                             VALUE
====================================================================================================================================

Office Equipment & Supplies -- 1.8%
          1,050,000        Xerox Corp.+                                                                              $ 77,503,125
------------------------------------------------------------------------------------------------------------------------------------

Oil & Gas/Service/Drilling -- 3.1%
            700,000        Halliburton Co.                                                                              36,356,250
            233,600        Nabors Industries Inc.                                                                       7,343,800
            300,000        Nobel Affiliates Inc.                                                                       10,575,000
            350,000        Reading & Bates Corp.++                                                                     14,656,250
            200,000        Schlumberger Ltd.+                                                                          16,100,000
            600,000        Sonat, Inc.+                                                                                27,450,000
            850,000        Union Pacific Resources Group, Inc.                                                         20,612,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      133,093,800
------------------------------------------------------------------------------------------------------------------------------------

Oil - Domestic -- 1.5%
            400,000        Amerada Hess Corp.                                                                          21,950,000
            750,000        Ashland, Inc.                                                                               40,265,625
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       62,215,625
------------------------------------------------------------------------------------------------------------------------------------

Oil - International -- 5.9%
            750,000        Amoco Corp.                                                                                 63,843,750
            650,000        Exxon Corp.                                                                                 39,771,875
          1,100,000        Mobil Corp.                                                                                 79,406,250
            760,000        Royal Dutch Petroleum Co. ADR+                                                              41,182,500
            450,000        Texaco+                                                                                     24,468,750
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      248,673,125
------------------------------------------------------------------------------------------------------------------------------------

Paper and Paper Products -- 0.4%
            600,000        Mead Corp.                                                                                  16,800,000
------------------------------------------------------------------------------------------------------------------------------------

Publishing -- 2.3%
          1,000,000        Gannett Co.                                                                                 61,812,500
            950,000        Meredith Corp.                                                                              33,903,125
             79,000        Readers Digest                                                                               1,866,375
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       97,582,000
------------------------------------------------------------------------------------------------------------------------------------

Real Estate -- 0.7%
             42,600        Forest City Enterprises, Inc.                                                                2,476,125
            310,000        St. Joe Corp.                                                                               28,055,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       30,531,125
------------------------------------------------------------------------------------------------------------------------------------

Retail -- 1.7%
            500,000        J.C. Penney, Inc.+                                                                          30,156,250
          1,110,000        Wal-Mart Stores, Inc.+                                                                      43,381,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       73,537,500
------------------------------------------------------------------------------------------------------------------------------------

Technology -- 7.4%
            500,000        CISCO Systems Inc.+++                                                                       27,875,000
            200,000        First Data, Inc.                                                                             5,850,000
            750,000        Hewlett-Packard Co.                                                                         46,875,000
            130,400        Imation Corp.++                                                                              2,086,400
            700,000        Intel Corp.                                                                                 49,175,000


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1997 Annual Report to Shareholders

====================================================================================================================================

Schedule of Investments (continued)                                                                                December 31, 1997

====================================================================================================================================


            SHARES                                                 SECURITY                                             VALUE
====================================================================================================================================

Technology -- 7.4% (continued)
            400,000        International Business Machines Corp.                                                     $ 41,825,000
            385,000        Lucent Technologies Inc.+                                                                   30,751,875
            125,000        Microsoft Corp.++                                                                           16,156,250
          1,000,000        Texas Instruments, Inc.                                                                     45,000,000
            950,000        Thermo Electron Corp.+++                                                                    42,275,000
            150,000        Threecom Corp.++                                                                             5,240,625
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      313,110,150
------------------------------------------------------------------------------------------------------------------------------------

Telephone/Communications -- 3.4%
            600,000        Ameritech Corp.                                                                             48,300,000
            450,000        Bell Atlantic                                                                               40,950,000
            200,000        Bellsouth Corp.                                                                             11,262,500
            800,000        GTE Corp.                                                                                   41,800,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      142,312,500
------------------------------------------------------------------------------------------------------------------------------------

Transportation -- 0.2%
             17,900        Florida East Coast Industries                                                                1,720,637
            300,000        Wisconsin Central Transmission, Inc.+++                                                      7,012,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        8,733,137
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL COMMON STOCK
                           (Cost -- $2,207,067,966)                                                                 3,523,483,442
====================================================================================================================================


        FACE
       AMOUNT                                                      SECURITY                                             VALUE
====================================================================================================================================

REPURCHASE AGREEMENTS -- 17.0%
       $141,531,000        Chase Securities Inc., 5.897% due 1/2/98;
                           Proceeds at maturity -- $141,577,367; (Fully
                           collateralized by U.S. Treasury Notes, 5.625% due 12/15/02;
                           Market value -- $144,362,689)                                                              141,531,000
         77,909,000        Goldman, Sachs & Co., 6.348% due 1/2/98;
                           Proceeds at maturity -- $77,936,476; (Fully
                           collateralized by U.S. Treasury Notes, 5.625% due 12/31/99;
                           Market value -- $79,501,489)                                                                77,909,000
        500,000,000        Union Bank of Switzerland, 6.494% due 1/2/98;
                           Proceeds at maturity -- $500,180,389; (Fully
                           collateralized by U.S. Treasury Notes, 8.500% due 11/15/00;
                           Market value -- $510,006,290)                                                              500,000,000
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL REPURCHASE AGREEMENTS
                           (Cost -- $719,440,000)                                                                     719,440,000
====================================================================================================================================

                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $2,926,507,966*)                                                               $4,242,923,442
====================================================================================================================================


+    A portion of the security is on loan (See Note 5).
++   Non-income producing security.
*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           13

================================================================================
Statement of Assets and Liabilities                            December 31, 1997
================================================================================

ASSETS:
     Investments, at value (Cost -- $2,207,067,966)               $3,523,483,442
     Repurchase agreements, at value (Cost -- $719,440,000)          719,440,000
     Cash                                                                 15,681
     Collateral for securities loaned (Note 5)                       339,005,308
     Receivable for Fund shares sold                                   6,850,389
     Receivable for securities sold                                    2,547,358
     Dividends and interest receivable                                 5,543,693
--------------------------------------------------------------------------------
     Total Assets                                                  4,596,885,871
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities loaned (Note 5)                          339,005,308
     Payable for securities purchased                                 14,266,445
     Payable for Fund shares purchased                                 3,013,605
     Dividends payable                                                 2,759,710
     Investment advisory fees payable                                  1,545,903
     Distribution fees payable                                           607,079
     Administration fees payable                                         547,316
     Accrued expenses                                                    361,765
--------------------------------------------------------------------------------
     Total Liabilities                                               362,107,131
--------------------------------------------------------------------------------
Total Net Assets                                                  $4,234,778,740
================================================================================
NET ASSETS:
     Par value of capital shares                                  $      304,467
     Capital paid in excess of par value                           2,842,131,351
     Undistributed net investment income                               1,962,348
     Accumulated net realized gain on security transactions           73,965,098
     Net unrealized appreciation of investments                    1,316,415,476
--------------------------------------------------------------------------------
Total Net Assets                                                  $4,234,778,740
================================================================================
Shares Outstanding:
     Class A                                                         181,451,832
--------------------------------------------------------------------------------
     Class B                                                         101,607,793
--------------------------------------------------------------------------------
     Class C                                                           3,449,192
--------------------------------------------------------------------------------
     Class Y                                                           4,040,851
--------------------------------------------------------------------------------
     Class Z                                                          13,917,395
--------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                       $13.92
--------------------------------------------------------------------------------
     Class B*                                                             $13.88
--------------------------------------------------------------------------------
     Class C**                                                            $13.88
--------------------------------------------------------------------------------
     Class Y (and redemption price)                                       $13.93
--------------------------------------------------------------------------------
     Class Z (and redemption price)                                       $13.94
--------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)            $14.65
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1997 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended December 31, 1997
================================================================================
INVESTMENT INCOME:
     Dividends                                                  $    62,311,249
     Interest                                                        33,623,647
     Less: Foreign withholding tax                                     (381,808)
--------------------------------------------------------------------------------
     Total Income                                                    95,553,088
--------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                      19,137,273
     Investment advisory fees (Note 2)                               16,921,518
     Administration fees (Note 2)                                     6,212,415
     Shareholder and system servicing fees                            3,988,808
     Shareholder communications                                         399,970
     Custody                                                            135,000
     Registration fees                                                  105,000
     Audit and legal fees                                                50,000
     Directors' fees                                                     25,000
     Insurance                                                           30,000
     Other                                                                7,300
--------------------------------------------------------------------------------
     Total Expenses                                                  47,012,284
--------------------------------------------------------------------------------
Net Investment Income                                                48,540,804
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                       2,268,393,643
        Cost of securities sold                                   1,726,690,343
--------------------------------------------------------------------------------
     Net Realized Gain                                              541,703,300
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year                                         1,008,760,123
        End of year                                               1,316,415,476
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                        307,655,353
--------------------------------------------------------------------------------
Net Gain on Investments                                             849,358,653
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                          $   897,899,457
================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           15

========================================================================================================
Statements of Changes in Net Assets                                     For the Years Ended December 31,
========================================================================================================
                                                                            1997                1996
========================================================================================================
OPERATIONS:
     Net investment income                                             $   48,540,804     $   41,854,488
     Net realized gain on security transactions                           541,703,300        272,194,030
     Increase in net unrealized appreciation                              307,655,353        254,549,008
--------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                               897,899,457        568,597,526
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                (46,569,463)       (42,986,059)
     Net realized gains                                                  (549,467,979)      (283,582,979)
--------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                    (596,037,442)      (326,569,038)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sales                                              604,826,555        394,471,394
     Net asset value of shares issued for
        reinvestment of dividends                                         566,537,646        308,650,791
     Cost of shares reacquired                                           (724,876,010)      (525,373,906)
--------------------------------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                                           446,488,191        177,748,279
--------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                    748,350,206        419,776,767
NET ASSETS:
     Beginning of year                                                  3,486,428,534      3,066,651,767
--------------------------------------------------------------------------------------------------------
     End of year*                                                      $4,234,778,740     $3,486,428,534
========================================================================================================
* Includes undistributed (overdistributed) net investment income of:       $1,962,348            $(6,493)
========================================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1997 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

The Smith Barney Appreciation Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers in the securities; U.S. government and agency obligations are valued at the mean between the closing bid and asked prices on each day; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income is recorded on the accrual basis;
(f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser of the Fund. The Fund pays MMC an investment advisory fee calculated at the annual rate of 0.55% on the Fund's average daily net assets up to $250 million; 0.513% on the next $250 million; 0.476% on the next $500 million; 0.439% on the next $1 billion; 0.402% on the next $1 billion; and 0.365% on average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

MMC also serves as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% on the Fund's average daily net assets up to


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           17

================================================================================
Notes to Financial Statements (continued)
================================================================================

$250 million; 0.187% on the next $250 million; 0.174% on the next $500 million; 0.161% on the next $1 billion; 0.148% on the next $1 billion and 0.135% on the average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended December 31, 1997, SB received brokerage commissions of $557,460 and sales charges of approximately $2.0 million on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended December 31, 1997, CDSCs paid to SB were approximately:

                                            Class A      Class B       Class C
================================================================================
CDSCs                                       $45,000     $1,305,000     $9,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets for each class. For the year ended December 31, 1997, total Distribution Plan fees were as follows:

                                            Class A      Class B       Class C
================================================================================
Distribution Plan Fees                   $5,849,540    $12,927,331   $360,402
================================================================================

All officers and one Director of the Fund are employees of SB.

3.   Investments

During the year ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $1,902,822,477
--------------------------------------------------------------------------------
Sales                                                             2,268,393,643
================================================================================

At December 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                    $1,330,435,472
Gross unrealized depreciation                                       (14,019,996)
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $1,316,415,476
================================================================================

4.   Repurchase Agreements

The Fund purchases (and its custodian take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
18                                            1997 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

5.   Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1997, the Fund loaned common stocks having a value of approximately $330,222,137 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
   Bank of Tokyo, 10.000% due 1/2/98                                $  1,163,028
   Instituto Bancario San Paolo, 7.000% due 1/2/98                     3,256,479
   Keycorp Bank, N.A., 4.000% due 1/2/98                               3,474,929
   Mercantile, 4.500% due 1/2/98                                       8,796,284

Certificates of Deposit:
   Sumitomo Bank, 5.770% due 1/23/98                                 100,000,000
   Bank of Montreal, 5.840% due 1/5/98                                33,768,505
   Sanwa Bank, 5.640% due 1/9/98                                     125,003,150

Commercial Paper:
   Corporate Receivable, 5.900% due 1/15/98                           49,762,361

Repurchase Agreements:
   Goldman, Sachs & Co., 6.800% due 1/2/98                            11,570,818
   Merrill Lynch, 7.000% due 1/2/98                                    2,209,754
--------------------------------------------------------------------------------
Total                                                               $339,005,308
================================================================================

6.   Capital Shares

At December 31, 1997, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights except that each class bears expenses specifically related to the distribution of its shares.

At December 31, 1997, total paid-in capital amounted to the following for each class:

                                          Class A            Class B              Class C             Class Y             Class Z
====================================================================================================================================

Total Paid-in Capital                 $1,564,464,078      $1,035,172,825        $44,473,634         $42,627,168        $155,698,113
====================================================================================================================================



--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           19

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of each class were as follows:

                                                                  Year Ended                                 Year Ended
                                                               December 31, 1997                         December 31, 1996*
                                                      ----------------------------------          ----------------------------------

                                                         Shares               Amount                 Shares               Amount
====================================================================================================================================

Class A
Shares sold                                            17,513,526         $ 251,896,803             9,260,907         $ 117,695,953
Shares issued on reinvestment                          24,941,341           348,520,671            15,028,456           194,134,793
Shares redeemed                                       (24,395,501)         (352,200,632)          (23,277,287)         (296,148,846)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                           18,059,366         $ 248,216,842             1,012,076         $  15,681,900
====================================================================================================================================

Class B
Shares sold                                            16,098,504         $ 230,730,136            14,063,585         $ 177,522,362
Shares issued on reinvestment                          13,277,335           183,519,170             7,590,786            97,239,506
Shares redeemed                                       (16,311,962)         (234,575,849)          (16,308,833)         (206,058,028)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                           13,063,877         $ 179,673,457             5,345,538         $  68,703,840
====================================================================================================================================

Class C
Shares sold                                             1,806,438         $  25,803,383             1,107,577         $  14,081,521
Shares issued on reinvestment                             430,602             5,951,814               170,128             2,180,889
Shares redeemed                                          (778,806)          (11,015,972)             (520,423)           (6,647,865)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                            1,458,234         $  20,739,225               757,282         $   9,614,545
====================================================================================================================================

Class Y
Shares sold                                             5,618,610         $  83,534,538             5,690,452         $  72,895,480
Shares issued on reinvestment                                  --                    --                    --                    --
Shares redeemed                                        (7,268,211)         (113,802,850)                   --                    --
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)                                (1,649,601)        $ (30,268,312)            5,690,452         $  72,895,480
====================================================================================================================================

Class Z
Shares sold                                               903,381         $  12,861,695               982,703         $  12,276,078
Shares issued on reinvestment                           2,032,465            28,545,991             1,164,767            15,095,603
Shares redeemed                                          (905,778)          (13,280,707)           (1,289,446)          (16,519,167)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                            2,030,068         $  28,126,979               858,024         $  10,852,514
====================================================================================================================================


* For Class Y shares, transactions are for the period from January 30, 1996 (inception date) to December 31, 1996.


--------------------------------------------------------------------------------
20                                            1997 Annual Report to Shareholders

====================================================================================================================================

Financial Highlights
====================================================================================================================================


For a share of each class of capital stock outstanding throughout each year:

Class A Shares                                                     1997          1996          1995(1)        1994         1993(1)
====================================================================================================================================

Net Asset Value, Beginning of Year                                $12.85        $11.90         $10.15        $11.01        $10.66
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
   Net investment income                                            0.19          0.19           0.20          0.16          1.15
   Net realized and unrealized gain (loss)                          3.17          2.09           2.75         (0.24)         0.72
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                                 3.36          2.28           2.95         (0.08)         0.87
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                           (0.20)        (0.19)         (0.20)        (0.18)        (0.16)
   Net realized gains                                              (2.09)        (1.14)         (1.00)        (0.60)        (0.36)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                (2.29)        (1.33)         (1.20)        (0.78)        (0.52)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                      $13.92        $12.85         $11.90        $10.15        $11.01
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                       26.29%        19.25%         29.26%        (0.77)%       8.13%
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (millions)                                $2,526        $2,100         $1,933        $1,690        $1,579
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                                         0.95%         1.00%          1.02%         1.02%         1.03%
   Net investment income                                            1.47          1.52           1.71          1.61          1.35
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                               57%           62%            57%           52%           52%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(2)                                  $0.06         $0.06          $0.06            --            --
====================================================================================================================================


Class B Shares                                                     1997          1996          1995(1)        1994         1993(1)
====================================================================================================================================

Net Asset Value Beginning of Year                                 $12.81        $11.88         $10.14        $11.00        $10.65
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
   Net investment income                                            0.07          0.08           0.11          0.13          0.06
   Net realized and unrealized gain (loss)                          3.15          2.08           2.74         (0.29)         0.73
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                                 3.22          2.16           2.85         (0.16)         0.79
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                           (0.06)        (0.09)         (0.11)        (0.10)        (0.08)
   Net realized gains                                              (2.09)        (1.14)         (1.00)        (0.60)        (0.36)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                (2.15)        (1.23)         (1.11)        (0.70)        (0.44)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                      $13.88        $12.81         $11.88        $10.14        $11.00
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                       25.31%        18.29%         28.29%        (1.53)%        7.38%
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (millions)                                $1,410        $1,134           $988          $761        $1,286
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                                         1.73%         1.78%          1.77%         1.80%         1.83%
   Net investment income                                            0.68          0.74           0.96          0.83          0.56
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                               57%           62%            57%           52%           52%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(2)                                  $0.06         $0.06          $0.06            --            --
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) As of September 1995, the SECinstituted new guidelines requiring the disclosure of average commissions per share.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           21

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class C Shares                                                     1997          1996          1995(1)       1994        1993(1)(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                                $12.81        $11.88         $10.14       $11.00         $10.99
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
   Net investment income                                            0.09          0.09           0.11         0.10           0.07
   Net realized and unrealized gain (loss)                          3.13          2.08           2.74        (0.25)          0.38
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                                 3.22          2.17           2.85        (0.15)          0.45
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                           (0.06)        (0.10)         (0.11)       (0.11)         (0.08)
   Net realized gains                                              (2.09)        (1.14)         (1.00)       (0.60)         (0.36)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                (2.15)        (1.24)         (1.11)       (0.71)         (0.44)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                      $13.88        $12.81         $11.88       $10.14         $11.00
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                       25.31%        18.34%         28.29%       (1.41)%         4.09%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                                   $47,872       $25,505        $14,653       $5,040         $2,214
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                                         1.73%         1.77%          1.77%        1.66%          1.68%+
   Net investment income                                            0.68          0.75           0.96         0.98           0.71+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                               57%           62%            57%          52%            52%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(3)                                  $0.06         $0.06          $0.06           --             --
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from February 4, 1993 (inception date) to December 31, 1993.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
22                                            1997 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class Y Shares                                                                                               1997(1)       1996(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                                                                           $12.86        $12.10
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income                                                                                       0.27          0.23
   Net realized and unrealized gain                                                                            3.14          1.89
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                                                                   3.41          2.12
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                                                                      (0.25)        (0.22)
   Net realized gains                                                                                         (2.09)        (1.14)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                                                           (2.34)        (1.34)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                                                                 $13.93        $12.86
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                                                                  26.70%        17.65%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                                                                              $56,302       $73,196
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                                                                                    0.59%         0.66%+
   Net investment income                                                                                       1.79          2.06+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                                                                          57%           24%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions                                                                                $0.06         $0.06
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from January 30, 1996 (inception date) to December 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           23

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class Z Shares                                                     1997          1996          1995(1)        1994         1993(1)
====================================================================================================================================

Net Asset Value, Beginning of Year                                $12.87        $11.91         $10.16        $11.02        $10.66
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
   Net investment income                                            0.24          0.24           0.23          0.20          0.19
   Net realized and unrealized gain (loss)                          3.18          2.09           2.75         (0.24)         0.71
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                                 3.42          2.33           2.98         (0.04)         0.90
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                           (0.26)        (0.23)         (0.23)        (0.22)        (0.18)
   Net realized gains                                              (2.09)        (1.14)         (1.00)        (0.60)        (0.36)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                (2.35)        (1.37)         (1.23)        (0.82)        (0.54)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                      $13.94        $12.87         $11.91        $10.16        $11.02
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                       26.72%        19.66%         29.52%         (0.41)%       8.47%
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                                  $194,070      $153,034       $131,357      $101,532      $157,876
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses                                                         0.59%         0.64%          0.77%         0.64%         0.66%
   Net investment income                                            1.82          1.88           1.96          1.99          1.73
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                               57%           62%            57%           52%           52%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(2)                                  $0.06         $0.06          $0.06            --            --
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.


================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1997:

     o 34.25% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

     o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

          o    Total long-term capital gain distributions paid of $460,080,844:

                   $325,072,632 are considered "28 percent rate gains". $135,008,212 are considered "20 percent rate gains".


--------------------------------------------------------------------------------
24                                            1997 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney Appreciation Fund Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Appreciation Fund Inc. as of December 31, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 1994 were audited by other auditors whose report thereon, dated February 8, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities sold or purchased but not yet delivered or received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Appreciation Fund Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.



                                                /s/ KPMG Peat Marwick LLP


New York, New York
February 10, 1998



--------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                                           25

Smith Barney
Appreciation Fund Inc.


Directors                               Investment Adviser
Herbert Barg                            Mutual Management Corp.
Alfred Bianchetti
Martin Brody
Dwight Crane                            Distributors
Burt N. Dorsett                         Smith Barney Inc.
Elliot S. Jaffe                         PFS Distributors, Inc.
Stephen Kaufman
Joseph McCann                           Custodian
Heath B. McLendon, Chairman             PNC Bank, N.A.
Cornelius C. Rose, Jr.
                                        Shareholder Servicing Agent
                                        First Data Investor Services Group, Inc.
Officers                                P.O. Box 9134
Heath B. McLendon                       Boston, MA 02205-9134
President and Chief Executive Officer
                                        This report is submitted for the general
                                        information of the shareholders of Smith
Lewis E. Daidone                        Barney Appreciation Fund Inc. It is not
Senior Vice President and Treasurer     for distribution to prospective
                                        investors unless accompanied by an
                                        effective Prospectus for the Fund, which
Harry D. Cohen                          contains information concerning the
Vice President and Investment Officer   Fund's investment policies and expenses
                                        as well as other pertinent information.

Thomas M. Reynolds                      SMITH BARNEY
Controller                              ------------

Christina T. Sydor                             A Member of TraverlersGroup[LOGO]
Secretary

                                        Smith Barney Appreciation Fund Inc.
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013
                                        www.smithbarney.com


                                        FD0312 2/98